Exhibit 10.1

AMENDMENT NO. 1
TO THE
RUDDICK CORPORATION FLEXIBLE DEFERRAL PLAN
(Amended and Restated July 1, 2009)

WITNESSETH:

WHEREAS, Ruddick Corporation ("Ruddick") sponsors the Ruddick Corporation Flexible Deferral Plan ("FDP"), an unfunded nonqualified deferred compensation plan for designated key employees; and

WHEREAS, in Section 9.1 of the FDP, Ruddick reserved the right to amend the FDP at any time in whole or in part;

WHEREAS, in Section 9.1 of the FDP, the Administrative Committee is granted the right, in its sole discretion, to amend the FDP unless such amendment results in significantly increased FDP expenses;

WHEREAS, the Chairman of the Board, President and Chief Executive Officer of Ruddick suspended the matching contributions and any related true up contributions for participants of the Ruddick Retirement and Savings Plan employed by American & Efird, Inc. effective for the first payroll paid on or after April 1, 2009; and

WHEREAS, Ruddick desires to amend the Plan to provide for certain pro rata matching contributions.

NOW THEREFORE, in order to effect the foregoing, the FDP is hereby amended as follows effective as of April 1, 2010 as follows:

Section 3.5, "Matching Contributions" is amended by adding the following to the end of Section 3.5:

Notwithstanding the above, each Participant who was eligible for a matching contribution under the Ruddick Savings Plan and was also an employee of American & Efird, Inc. for the period of January 1, 2009 through March 31, 2009, shall receive a Matching Contribution under this Plan during 2010 equal to 25% of the amount determined under the formula in paragraph one of this Section 3.5 as if the matching contribution under the Ruddick Savings Plan was applicable for the entire Plan Year. For each Plan Year beginning on or after January 1, 2010, if a Participant is entitled to a matching contribution under the Retirement Savings Plan for less than the entire Plan Year due to the employer's suspension of the matching contribution, the Participant shall receive a Matching Contribution under this Plan for such Plan Year determined by multiplying (1) the amount determined under the formula in paragraph one of this Section 3.5 as if the matching contribution under the Ruddick Savings Plan were applicable for the entire Plan Year, times (2) a fraction equal to the number of full calendar months for which the matching contribution applied during such Plan Year under the Ruddick Savings Plan divided by 12.

Except as expressly or by necessary implication amended hereby, the FDP shall continue in full force and effect.

IN WITNESS WHEREOF, Ruddick has caused this instrument to be executed this 30th day of March, 2010, by its duly authorized officer effective as provided herein.

                                                                              ADMINISTRATIVE COMMITTEE

                                                                                    __________________________________________________
                                                                             Thomas W. Dickson, Chairman

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                                                                             C. Douglas Rhodes

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                                                                             Jeff D. Sherman

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                                                                             Craig G. Stover

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                                                                             Ronald H. Volger

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                                                                             John B. Woodlief

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                                                                             Douglas J. Yacenda